Property, plant and equipment, net (Details) - Property, Plant and Equipment [Member] - USD ($) $ in Thousands	2 Months Ended	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2021	Dec. 31, 2020
Property, plant and equipment, net (Details) [Line Items]
Cost of goods sold		$ 4,382	$ 3,661
Administrative expense		1,690	2,239
Freehold land and buildings	$ 83,432	83,432	125,058
Acquire capital expenditures	$ 3,585	$ 3,585	$ 4,832
Asset purchase agreement, description	Procaps Group entered into an asset purchase agreement to acquire an 86,000 sq. ft. pharmaceutical production facility. The purchase price allocated to property, plant and equipment based on the estimated fair value of the assets acquired at the date of acquisition was $1,487. On the Closing Date, December 31, 2021, Procaps paid the amount corresponding to the 50% of the Purchase Price and the remaining 50% will be paid at December 31, 2023. Please refer to Note 26.2. Asset acquisition - Pharmaceutical production facility.